                                                                   EXHIBIT 10.1


                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

         This Amended and Restated Investors' Rights Agreement (the "AGREEMENT") is effective as of July 6, 2000 by and among DoubleTwist, Inc. (the "COMPANY") and the holders of Preferred Stock listed on SCHEDULE A attached hereto (the "INVESTORS").

                                    RECITALS
                                    --------

         WHEREAS, on February 3, 1997, the Company entered into a Series B Preferred Stock Warrant Purchase Agreement (the "SERIES B AGREEMENT") with and issued shares of Series B Preferred Stock to the investors listed on EXHIBIT A thereto;

         WHEREAS, on February 3, 1997, the Company entered into an Investors' Rights Agreement with the investors listed on SCHEDULE A thereto;

         WHEREAS, on December 10, 1998, the Company entered into a Series C Preferred Stock Purchase Agreement (the "SERIES C AGREEMENT") with and issued shares of Series C Preferred Stock to the investors listed on EXHIBIT A thereto;

         WHEREAS, in connection with the sale of the Company's Series C Preferred Stock, the Company amended and restated the Investors' Rights Agreement dated February 3, 1997 and entered into the Amended and Restated Investors' Rights Agreement dated December 10, 1998;

         WHEREAS, on February 18, 2000, the Company entered into a Series D Preferred Stock Purchase Agreement (the "SERIES D AGREEMENT") with and issued shares of Series D Preferred Stock to the investors listed on EXHIBIT A thereto;

         WHEREAS, in connection with the sale of the Company's Series D Preferred Stock, the Company amended and restated the Investors' Rights Agreement dated December 10, 1998 and entered into the Amended and Restated Investors' Rights Agreement dated February 18, 2000 (the "PRIOR RIGHTS AGREEMENT");

         WHEREAS, the parties to the Prior Rights Agreement desire to amend and restate the Prior Rights Agreement for the purpose of including certain new parties to the Agreement; and

         WHEREAS, simultaneously herewith, the Company is entering into a Series E Preferred Stock Purchase Agreement (the "SERIES E AGREEMENT") with and issuing shares of Series E Preferred Stock to the investors named in EXHIBIT A thereto.

         NOW THEREFORE, it is hereby agreed as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

               (a) The term "ACT" shall mean the Securities Act of 1933, as amended;

               (b) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

               (c) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 3.12 hereof,

               (d) The term "PREFERRED STOCK" shall mean the Series E Preferred Stock, and Series D Preferred Stock, Series C Preferred Stock, Series B Preferred Stock and any shares of Series A1 Preferred Stock held by KPCB Java Fund, L.P., KPCB Life Sciences Zaibatsu Fund II, L.P. and Kleiner Perkins Caufield & Byers VIII, L.P.

               (e) The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act and the declaration or ordering of effectiveness of such registration statement or document;

               (f) The term "REGISTRABLE SECURITIES" means (1) the Common Stock issued or issuable upon conversion of the Series E Preferred Stock issued pursuant to the Series E Preferred Stock issued pursuant to the Series E Agreement, (2) the Common Stock issued or issuable upon conversion of the Series D Preferred Stock issued pursuant to the Series D Agreement, (3) the Common Stock issued or issuable upon conversion of the Series C Preferred Stock issued pursuant to the Series C Agreement, (4) the Common Stock issued or issuable upon conversion of the Series B Preferred Stock issued pursuant to the Series B Agreement and issued upon exercise of the Warrants (as defined in the Series B Agreement), (5) any Common Stock issued or issuable upon conversion of Series A1 Preferred Stock held by KPCB Java Fund, L.P., KPCB Life Sciences Zaibatsu Fund II, L.P. and Kleiner Perkins Caufield & Byers VIII, L.P. and (6) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which such person's rights under Section 3 are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction;

               (g) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

               (h) The term "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 2 hereof.

     2. RESTRICTIVE LEGEND.

          Each certificate representing the Preferred Stock and the Common Stock issuable upon conversion thereof or any other securities issued in respect of the Preferred Stock or the Common Stock issuable upon conversion thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     3. REGISTRATION RIGHTS.

         3.1 REQUEST FOR REGISTRATION.

               (a) If the Company shall receive at any time after the earlier of
(X) February 31, 2002 or (Y) the date 180 days after the effective date of the Company's initial public offering, a written request from Holders holding (i) at least 20% of the Registrable Securities then outstanding or (ii) any lesser number of shares if the anticipated aggregate offering price would exceed $15,000,000 that the Company file a registration statement under the Act covering the registration of such Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 3.1(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all such Registrable Securities which the Holders request to be registered within twenty (20) days of the receipt of such written notice by the Company, PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1(a):

                    (i) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of (as determined by the Company's Board of Directors in writing with such writing being delivered to the Holders), and ending on the date 120 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (ii) after the Company has effected two such registrations pursuant to this Section 3.1(a), and such registrations have been declared or ordered effective for the time specified in 3.3(a); or

                    (iii) if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.1(a) shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve-month period under this Section or under Section 3.11(a)(3).

               (b) If the Holders initiating the registration request hereunder (the "INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.1 and the Company shall include such information in the written notice referred to in
Section 3.1(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 3.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and any shares to be so excluded shall be determined in the following sequence:
(i) first, securities held by any other persons or entities (other than Holders holding Registrable Securities) not having registration rights or having contractual, incidental "piggyback" rights to include such securities in the registration statement, (ii) second, shares sought to be registered by the Company, and (iii) third, the Registrable Securities sought to be registered by each Holder on a pro rata basis in accordance with the total number of Registrable Securities sought to be registered by the Holders.

          3.2 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after written notice by the Company, the Company shall, subject to the provisions of Section 3.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          3.3 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to be declared or ordered effective, and keep such registration statement effective until the earlier to occur of the sale of all Registrable Securities under such registration statement or for ninety (90) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions except in those jurisdictions in which the Company is already qualified or subject to service of process.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in Section 3.9(b) and (d).

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and correct such misrepresentation or omission as expeditiously as reasonably possible.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 3, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten registration public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) if such offering is being underwritten, a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

               (h) Cause all such Registrable Securities registered pursuant hereunder to securities be listed on each securities exchange or the Nasdaq National Market on which similar securities issued by the Company are then listed.

               (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (j) In connection with an underwritten offering, to the extent requested by the managing underwriters or Holders, participate in and support customary efforts to sell the Registrable Securities in the offering; including without limitation, participating in "road shows."

          3.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          3.5 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with the registration, filing or qualification pursuant to Section 3.1, including all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 3.1; provide further, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.1.

          3.6 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3.2 for each Holder (which right may be assigned as provided in Section 3.12), including all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          3.7 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, PROVIDED, HOWEVER, the Holders shall have the first right to include all of their shares in the offering before any shares held by other selling stockholders) and in no event shall the shares held by the selling Holders included in the offering be reduced below 25% of the shares sold in any offering with the exception of the Company's initial public offering. For purposes of apportionment, any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          3.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

          3.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 3:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other

Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 3.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). In no event shall any indemnity under this
Section 3.9(b) exceed the net proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.9, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.9.

               (d) If the indemnification provided for in this Section 3.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

               (e) The obligations of the Company and Holders under this
Section 3.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3.9.

          3.10 REPORTS UNDER THE SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          3.11 FORM S-3 REGISTRATION.

               (a) If the Company shall receive from any Holder or Holders, a written request or requests that the Company effect a registration on Form S-3 (or any comparable successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of Holder or Holders under this Section 3.11; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve (12) month period under this Section or under Section 3.1(a)(iii); (4) if the Company has already effected two registrations on Form S-3 in any twelve (12) month period for the Holders pursuant to this Section 3.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance except in those jurisdictions in which the Company is already qualified or subject to service of process.

               (b) If the Holders initiating the registration request hereunder intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 3.11 and the Company shall include such information in the written notice referred to in Section 3.11(a)(i). In such event, the right of any Holder to include his Registrable Securities in such registration conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders initiating the registration request hereunder and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders initiating the registration request hereunder. Notwithstanding any other provision of this Section 3.11, if the underwriter advises the Holders initiating the registration request hereunder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Holders initiating the registration request hereunder shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto and any shares to be so excluded shall be determined in the following sequence: (i) first, securities held by any other persons or entities (other than Holders holding Registrable Securities) not having registration rights or having contractual, incidental "piggyback" rights to include such securities in the registration statement, (ii) second, shares sought to be registered by the Company, and (iii) third, the Registrable Securities sought to be registered by each Holder on a pro rata basis in accordance with the total number of Registrable Securities sought to be registered by the Holders.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders and use its best efforts to keep such registration statement effective until the registered shares are sold or for six months, whichever comes first. All expenses incurred in connection with a registration requested pursuant to Section 3.11, including all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 3.11 shall not be counted as registrations effected pursuant to
Section 3.1 or 3.2.

          3.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee who acquires at least the lesser of (i) all of such Holder's Registrable Securities or (ii) 500,000 shares of Registrable Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned or transferred by a Holder to a transferee or assignee (regardless of the number of shares transferred or assigned) who is:

               (a) a limited partner, general partner, former partner, stockholder, unitholder or affiliate of a Holder or the beneficial owner of any interest in Holder; or

               (b) an investment fund to which MDS Capital Corp. provides management or investment advisory services (an "MDS Fund"), whether or not such MDS Fund was a Holder prior to such transfer or assignment, where the assignor or transferor is an MDS Fund.

          3.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 3.1 or 3.11 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 3.1(a) or within one hundred twenty (120) days of the effective date of any registration affected pursuant to Section 3.1 or (c) grant any registration rights superior to those contained herein.

          3.14 "MARKET STAND-OFF" AGREEMENT. Each holder of securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Act unless otherwise consented by any underwriters, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

               (b) all officers, directors and 5% or greater stockholders of the Company enter into similar agreements; and

               (c) such agreement shall not be applicable to securities acquired in the Company's initial public offering of its Common Stock or the open market following the Company's initial public offering of its Common Stock.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          3.15 TERMINATION OF REGISTRATION RIGHTS. No stockholder shall be entitled to exercise any right provided for in this Section 3 after the five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its Common Stock.

     4. RIGHT OF FIRST OFFER.

          4.1 GRANT OF RIGHT. Subject to the terms and conditions specified in this Section 4, the Company hereby grants to each Investor holding at least 100,000 shares of Registrable Securities a right of first offer with respect to future sales by the Company of its Future Shares (as hereinafter defined). For purposes of this Section 4, the term "Investor" includes any limited or general partners, former limited or general partners, stockholders, unitholders or affiliates of the Investor and any beneficial owners or any interest in the Investor ("Others"). The right of first offer granted under this Section 4 is assignable or transferable by an Investor:

               (a) To any person or entity to whom either all, or not less than 500,000 of such Investor's Registrable Securities are transferred, or

               (b) To any transferee which is an MDS Fund (where the transferor is an MDS Fund), regardless of whether or not such transferee or assignee was a Holder prior to such transfer or assignment and regardless of how many Registrable Securities are transferred.

The Investor shall be entitled to apportion the right of first offer hereby granted among itself and Others, and any such permitted transferees, in such proportions as it deems appropriate.


          4.2 FUTURE SHARES. "FUTURE SHARES" shall mean shares of any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase such capital stock, and securities of any type that are, or may become, convertible into such capital stock; PROVIDED, HOWEVER, that Future
Shares do not include (i) the shares of Series E Preferred Stock listed on Exhibit A to the Series E Agreement and an additional 1,000,000 shares of Series E Preferred Stock thereafter or the Common Stock issued or issuable upon the conversion of the Series E Preferred Stock, (ii) any shares of Series D Preferred Stock or the Common Stock issued or issuable upon the conversion of the Series D Preferred Stock, (iii) any shares of Series C Preferred Stock or the Common Stock issued or issuable upon the conversion of the Series C Preferred Stock, (iv) any shares of Preferred Stock outstanding as of the date of this Agreement or the Common Stock issued or issuable upon the conversion of such Preferred Stock, (v) securities offered pursuant to a registration statement filed under the Act, (vi) securities issued pursuant to the acquisition of another corporation by the Company by merger of, purchase of substantially all of the assets of or other reorganization, (vii) all warrants to purchase shares of the Company's Common Stock or Preferred Stock outstanding on February 1, 2000 and the shares issuable upon exercise of such warrants,
(viii) all shares of Common Stock, warrants or options to purchase Common Stock or other securities issued to employees, officers, directors, scientific advisors and consultants of the Company pursuant to any plan or arrangement approved by the board of directors of the Company, (ix) all securities issuable to lending or leasing institutions pursuant to any plan or arrangement approved by the board of directors of the Company and (x) all securities issued or issuable to licensors or corporate partners of the Company upon approval of the board of director of the Company, if in transactions with primarily non-financing purposes.

          4.3 NOTICE. In the event the Company proposes to offer any of its Future Shares, the Company shall first make an offering of such Future Shares to each Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice in accordance with Section
8.2 hereof (the "NOTICE") to the Investors stating (i) its bona fide intention to offer such Future Shares, (ii) the number of such Future Shares to be offered, (iii) the price, if any, for which it proposes to offer such Future Shares and (iv) subject to subsection (b) below, a statement as to the number of days from receipt of such Notice within which the Investor must respond to such Notice.

               (b) Within 10 business days after receipt of the Notice, the Investor or may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of the Future Shares offered which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Investors. The Company shall promptly, in writing, inform each Investor that agrees to purchase all the shares available to it (a "FULLY-EXERCISING INVESTOR") of any other Investor's failure to do likewise. During the five-business-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Future Shares for which Investors were entitled to subscribe but which were not subscribed by the Investors or other holders of similar rights of first refusal, which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares. The closing of the sale of Future Shares by the Company to each Investor upon exercise of its rights under this Section 4 shall take place simultaneously with the closing of the sale of Future Shares to third parties.

          4.4 SALE AFTER NOTICE. If all such Future Shares referred to in the Notice are not elected to be obtained as provided in Section 4.3 hereof, the Company may, during the 90-day period following the expiration of the period provided in Section 4.3 hereof, offer the remaining unsubscribed Future Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Future Shares within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Future Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

          4.5 TERMINATION OF RIGHTS. The rights provided for in this Section 4 shall terminate upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

     5. RIGHT OF FIRST OFFER ON INITIAL PUBLIC OFFERING.

          5.1 GRANT OF RIGHT. Subject to the terms and conditions specified in this Section 5, any applicable laws and comments received by the Staff of the SEC, the Company hereby grants to the holders of Series C Preferred Stock (the "SERIES C HOLDERS") a right of first offer with respect to up to $10.0 million of its securities offered pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public (the "IPO SECURITIES").

          5.2 NOTICE.

               (a) Within 10 business days of the date the Company first files a registration statement under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, the Company shall deliver a notice in accordance with Section 8.2 hereof (the "IPO NOTICE") to each Series C Holder stating (i) the number and type of such securities to be offered, (ii) the price for which it proposes to offer such securities and (iii) subject to subsection (b) below, a statement as to the number of days from receipt of the IPO Notice within which such Series C Holder must respond to the IPO Notice.

               (b) Subject to the dollar limitation set forth in Section 5.1, within 5 business days after receipt of the IPO Notice, each Series C Holder may elect to purchase or obtain, at the "Price to Public" and on the terms specified in the IPO Notice, up to that portion of such IPO Securities which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series C Preferred Stock then held, by such Series C Holder bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series C Preferred Stock then held, by all Series C Holders. The Company shall promptly, in writing, inform each Series C Holder that elects to purchase all the IPO Securities available to it (a "FULLY-EXERCISING HOLDER") of any other Series C Holder's failure to do likewise. During the 5 business days period commencing after receipt of such information, each Fully-Exercising Holder shall be entitled to obtain that portion of the IPO Securities for which the Series C Holders were entitled to subscribe but which were not subscribed for by such Series C Holders, which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series C Preferred Stock then held, by such Fully-Exercising Holder to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series C Preferred Stock then held, by all Fully-Exercising Holders who wish to purchase some of the unsubscribed IPO Securities. The sale of IPO Securities by the Company to each Series C Holder upon exercise of its rights under this Section 5 shall take place in accordance with the plan of distribution of the managing underwriter of the offering.

          5.3 SALE AFTER NOTICE. If all IPO Securities referred to in the IPO Notice are not elected to be obtained as provided in Section 5.2 hereof, the Company may sell those securities pursuant to the offering.

          5.4 ASSIGNMENT. The right of first offer granted under this Section is not assignable other than to:

               (a) any limited or general partner, former limited or general partner, stockholder, unitholder or affiliate of a Series C Holder or any beneficial owner of any interest in a Series C Holder, or

               (b) an MDS Fund (where the transferor is an MDS Fund), regardless of whether or not such transferee or assignee was a Series C Holder prior to such transfer or assignment and regardless of how many Series C Shares are transferred.

     6. INFORMATION RIGHTS.

          6.1 DELIVERY OF FINANCIAL STATEMENTS. The Company will provide each Investor the following reports for so long as the Investor is a holder of a minimum of 100,000 shares of Registrable Securities (a "MAJOR INVESTOR"), including for purposes of this Section 6 any such shares which have been transferred to a constituent partner of an Investor:

               (a) as soon as practicable after the end of each calendar year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such calendar year, and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles on a basis consistent with prior years and setting forth in each case in comparative form the figures for the previous calendar year, all in reasonable detail and audited by independent "Big Five" public accountants of national standing selected by the Company and reasonably acceptable to the Investors.

               (b) as soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied with the exception that no notes need be attached to such statements and year-end audit adjustments need not have been made, all in reasonable detail and certified by the Company's chief financial officer;

               (c) as soon as practicable prior to the end of each fiscal year, and in any event no later than thirty (30) days prior thereto, a five-year strategic business plan and operating budget (including a description of intended uses of funds) for the Company and its subsidiaries, if any.

               (d) promptly upon receipt thereof (and in any event within five business days thereafter), the Company shall deliver to each Major Investor copies of all management letters and reports submitted to the Company by independent certified public accountants in connection with any annual, interim or special audit of the Company made by such accountants.

          6.2 OBSERVER RIGHTS. So long as the aggregate holdings of all MDS Funds are not less than the holdings that would otherwise be required to constitute a Major Investor, the Company will permit any one person identified by any MDS Fund (the "OBSERVER") to attend all meetings of the Company's Board of Directors and all committees thereof (whether in person, telephonic or other) in a non-voting, observer capacity and shall provide to the Observer, concurrently with the members of the Board of Directors, and in the same manner, notices of such meetings and copies of all materials provided to such members; PROVIDED, HOWEVER, that the Observer shall agree to hold in confidence and trust all information so provided.

          6.3 BOARD MEETINGS. The Board of Directors shall meet at least once every two months with at least one meeting per year held in Boston, Massachusetts. The Company shall use its best efforts to ensure that its Chief Executive Officer and senior vice-presidents are available for such meetings. The Company shall promptly reimburse in full each director of the Company elected by the Series C Holders (voting as a separate class) and each director of the Company elected by the Series D Holders (voting as a separate class) and the Observer for all of their reasonable out of pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

          6.4 BOARD COMMITTEES.

               (a) The Board of Directors shall establish and maintain a Compensation Committee to administer the Company's employee stock plans, including the 1996 Equity Incentive Plan, and to make recommendations to the Board of Directors with respect to management compensation and terms of employment. The Board of Directors shall have the power to accept or reject any recommendation of the Compensation Committee but shall not approve compensation for an employee in an amount that differs from the amount recommended by the Compensation Committee. The Compensation Committee shall be comprised of at least two (2) and no more than four (4) directors; PROVIDED, HOWEVER, that at least one member of the Compensation Committee shall be a director elected by the Series C Holders (voting as a separate class) and at least one shall be a director elected by the Series D Holders (voting as a separate class).

               (b) The Board of Directors shall establish and maintain an Audit Committee to review the results and scope of the Company's annual audit and other services provided by the Company's independent auditors. The Audit Committee shall be comprised of at least two (2) and no more than four (4) directors; PROVIDED, HOWEVER, that at least one member of the Audit Committee shall be a director elected by the Series C Holders (voting as a separate class) and at least one shall be a director elected by the Series D Holders (voting as a separate class).

          6.5 OPTION PLAN ADMINISTRATION.

               (a) Unless otherwise agreed by the Board of Directors, any options granted by the Company after the date of this Agreement to the Company's founders, management, directors or consultants shall become exercisable at the rate of 25% after the first anniversary of the date of grant and three forty-eighths (3/48) each quarter thereafter, so long as the optionee continues to be an employee, directors or consultant of the Company.

               (b) The Board of Directors has amended the Company's form of stock option agreement pursuant to the Company's 1996 Equity Incentive Plan to provide that, as a condition precedent to the issuance of any shares of Common Stock upon the exercise of an option granted pursuant to the Company's 1996 Equity Incentive Plan, the exercising option holder agrees to be bound by the terms and conditions of the Company's Amended and Restated Co-Sale Agreement, dated the date hereof.

          6.6 TERMINATION OF COVENANTS. The covenants set forth in this Section 6 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated.

     7. AMENDMENTS TO PRIOR AGREEMENT; WAIVERS.

          7.1 PRIOR INVESTORS' RIGHTS AGREEMENT. The Prior Rights Agreement is hereby replaced and superseded in its entirety by this Agreement.

          7.2 WAIVERS. The holders of the Series Al Preferred, Series B Preferred, Series C Preferred and Series D Preferred hereby waive any rights they may have pursuant to the Prior Rights Agreement to receive notice of the issuance of or to purchase or otherwise acquire any shares of the Series E Preferred and the Common Stock issuable upon conversion of such Series E Preferred pursuant to the Series E Agreement.

     8. MISCELLANEOUS PROVISIONS.

          8.1 WAIVERS AND AMENDMENTS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the then outstanding shares of Registrable Securities. Notwithstanding the foregoing, to the extent any amendment or waiver would adversely affect any particular class of the Company's securities, the written consent of at least a majority of the then outstanding shares of Registrable Securities of that class must be obtained to affect such amendment or waiver.

Any amendment or waiver effected in accordance with this Section 8.1 shall be binding upon each person or entity which is granted certain rights under this Agreement and the Company.

          8.2 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by fax with confirmation of receipt, delivery by nationally recognized courier or five business days after deposit with the United States Post Office (by first class mail, postage prepaid), addressed: (a) if to the Company, at 1999 Harrison Street, Suite 1100, Oakland, California 94612-3517 (or at such other address as the Company shall have furnished to the Investors in writing) attention to Chief Executive Officer and (b) if to an Investor, at the address of such person shown on Schedule A hereto.

          8.3 DESCRIPTIVE HEADINGS. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

          8.4 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

          8.5 ATTORNEY'S FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

          8.7 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

          8.8 SEPARABILITY; SEVERABILITY. Unless expressly provided in this Agreement, the rights of each Investor under this Agreement are several rights, not rights jointly held with any other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agreement with respect to the other Investors. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

          8.9 STOCK SPLITS. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

          8.10 AGGREGATION OF STOCK. All Registrable Securities (as applicable) held or acquired by affiliated entities or persons of the Investors, shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

          8.11 SUBSEQUENT SALES. In the event that the Company shall conduct subsequent sales of shares of Series E Preferred Stock pursuant to and in accordance with the terms of Section 2.3 of the Series E Agreement, any purchaser of such shares shall be deemed a Holder and an Investor with all of the rights of a Holder and an Investor under this Agreement; provided that as a condition thereto such Holder or Investor shall sign and deliver to the Company a counterpart signature page to this Agreement.

          8.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

         The foregoing Agreement is executed as of the date first above written.

                                COMPANY:
                                DOUBLETWIST, INC.

                                By: /s/ JOHN COUCH
                                   ---------------------------------
                                    John Couch
                                    Chief Executive Officer

                                MERLIN BioMED, L.P.

                                By: /s/
                                   ---------------------------------

                                Title:
                                      -----------------------------

                                MERLIN BioMED II, L.P.

                                 By: /s/
                                   ---------------------------------

                                 Title:
                                       -----------------------------

                                 MERLIN BioMED INT'L, L.P.

                                 By: /s/
                                   ---------------------------------

                                 Title:
                                       -----------------------------

                                 PHARMA W/HEALTH


                                 By: /s/
                                   ---------------------------------

                                 Title:
                                       -----------------------------

                                 TAIB Funds, LTD


                                 By: /s/
                                   ---------------------------------

                                 Title:
                                       -----------------------------

                                 INVESTORS:

                                 VENTRO CORPORATION


                                 By: /s/
                                   ---------------------------------

                                 Title:
                                       -----------------------------

                                 BOSTON MILLENNIA PARTNERS LIMITED PARTNERSHIP

                                 By: Glen Partners Limited Partnership

                                 By: /s/ MARTIN J. HERNON
                                    --------------------------------

                                 Title: GENERAL PARTNER
                                       -----------------------------

                                 BOSTON MILLENNIA ASSOCIATES I PARTNERSHIP

                                 By: /s/ MARTIN J. HERNON
                                    --------------------------------

                                 Title: GENERAL PARTNER
                                       -----------------------------

                                 INVESCO GLOBAL HEALTH SCIENCES FUND

                                 By: /s/
                                    --------------------------------
                                 Title: TREASURER
                                        ----------------------------

                                 MOSS FOREST VENTURES

                                 By: /s/ FRANK MONTGOMERY
                                    -------------------------------
                                 Title:
                                       ----------------------------

                                 MICHAEL R. BURBANK

                                 By: /s/ MICHAEL R. BURBANK
                                   --------------------------------

                                 STAR BAY PARTNERS, L.P.

                                 By: APH Capital Management LLC
                                     Its General Partner

                                 By: Levensohn Capital Management LLC
                                     Its Managing Member

                                 By: /s/ PASCAL N. LEVENSOHN
                                    -------------------------------
                                     Pascal N. Levensohn
                                     Managing Member

                                 BB BIOVENTURES L.P.

                                 By: BAB BIOVENTURES L.P.
                                     Its General Partner

                                     By: BAB BIOVENTURES, N.V.
                                         Its General Partner

                                 By: /s/
                                    ----------------------------
                                 Name:
                                      --------------------------
                                 Title:
                                       -------------------------

                                 MPM BIOVENTURES PARALLEL FUND, L.P.

                                 By: MPM BIOVENTURES I L.P.
                                     Its General Partner


                                 By: MPM BIOVENTURES I LLC
                                     Its General Partner

                                 By: /s/
                                    ----------------------------
                                 Name:
                                      --------------------------
                                 Title:
                                       -------------------------

                                 MPM ASSET MANAGEMENT
                                 INVESTORS 200A LLC


                                 By: /s/
                                    ----------------------------
                                 Name:
                                      --------------------------
                                 Title:
                                       -------------------------

                                 GEIGER FAMILY REVOCABLE TRUST

                                 By: /s/ WILLIAM GEIGER
                                    ----------------------------
                                 Title:
                                       -------------------------

                                 INSTITUTIONAL VENTURE PARTNERS VII, L.P.

                                 By: /s/ SAMUEL D. COLELLA
                                    -----------------------------
                                 Title: GENERAL PARTNER
                                       --------------------------

                                 INSTITUTIONAL VENTURE MANAGEMENT VII, L.P.

                                 By: /s/ SAMUEL D. COLELLA
                                    -----------------------------
                                 Title: GENERAL PARTNER
                                       --------------------------

                                 IVP FOUNDERS FUND I

                                 By: /s/ SAMUEL D. COLELLA
                                    -----------------------------
                                 Title: GENERAL PARTNER
                                       --------------------------

                                 SOUTHERN FARM BUREAU CASUALTY INSURANCE COMPANY

                                 By: /s/ DAVID STIPE
                                    -----------------------------
                                 Title: Assistant Investment Manager,
                                        Southern Farm Bureau, Casualty
                                        Insurance Company

                                 LONE BALSAM, L.P.
                                 Kerry A. Tyler
                                 Managing Director
                                 Lone Pine Associates, LLC, General Partner

                                 By: /s/ KERRY A. TYLER
                                    ------------------------------

                                 LONE SEQUOIA, L.P.
                                 Kerry A. Tyler
                                 Managing Director
                                 Lone Pine Associates, LLC, General Partner

                                 By:     /s/ KERRY A. TYLER
                                    ------------------------------

                                 LONE SPRUCE, L.P.
                                 Kerry A. Tyler
                                 Managing Director
                                 Lone Pine Associates, LLC, General Partner

                                 By: /s/ KERRY A. TYLER
                                    ------------------------------

                                 LONE CYPRESS, L.P.
                                 Kerry A. Tyler
                                 Managing Director
                                 Lone Pine Associates, LLC, General Partner

                                 By: /s/ KERRY A. TYLER
                                    ------------------------------

                                 MAYFIELD VIII,
                                 a California Limited Partnership

                                 By: Mayfield VIII Management, L.L.C.
                                     Its General Partner

                                 By: /s/ A. GRANT HEIDRICH
                                    ------------------------------
                                 Title: GENERAL PARTNER
                                       ---------------------------

                                 MAYFIELD ASSOCIATES FUND III,
                                 a California Limited Partnership

                                 By: Mayfield VIII Management, L.L.C.
                                     Its General Partner

                                 By: /s/ A. GRANT HEIDRICH
                                    ------------------------------
                                 Title: GENERAL PARTNER
                                       ---------------------------

                                 A. GRANT HEIDRICH III, TRUSTEE OF
                                 PROPERTY TRUST UDT 5-31-84

                                 By: /s/ A. GRANT HEIDRICH
                                    ------------------------------
                                 Title:  TRUSTEE
                                       ---------------------------

                                 GENE TRUST

                                 By: /s/ A. GRANT HEIDRICH
                                    ------------------------------
                                 Title: TRUSTEE
                                       ---------------------------

                                 THE HEALTHCARE AND BIOTECHNOLOGY VENTURE FUND

                                 By: MDS Capital Corp.
                                     Its Manager

                                 By: /s/
                                    ------------------------------

                                 Title:
                                       ---------------------------

                                 MDS LIFE SCIENCES TECHNOLOGY
                                 BARBADOS INVESTMENT TRUST

                                 By: /s/
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 MDS LIFE SCIENCES TECHNOLOGY
                                 FUND USA, L.P.

                                 By: MDS Capital USA (GP) Inc.
                                     Its General Partner

                                 By: /s/
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 MDS LIFE SCIENCES TECHNOLOGY
                                 FUND LIMITED PARTNERSHIP

                                 By: MDS Life Sciences Technology Fund
                                     (GP) Inc.
                                     Its General Partner

                                 By: /s/
                                    ------------------------------

                                 Title:
                                       ---------------------------

                                 DAVID THOMASSEN

                                 /s/ DAVID THOMASSEN
                                 --------------------------------

                                 T. ROWE PRICE NEW HORIZONS FUND, L.P.

                                 By: /s/
                                    ------------------------------

                                 Title: PORTFOLIO MANAGER
                                       ---------------------------

                                 T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                                 By: /s/
                                    ------------------------------

                                 Title: PORTFOLIO MANAGER
                                       ---------------------------

                                 GREEN LINE HEALTH SCIENCES FUND, L.P.

                                 By: /s/
                                    ------------------------------

                                 Title: PORTFOLIO MANAGER
                                       ---------------------------

                                 AMERINDO TECHNOLOGY GROWTH FUND II, INC.

                                 By: /s/ GARY TANAKA
                                    ------------------------------
                                    Gary Tanaka
                                    Director

                                 WILLIAM SLATTERY

                                 /s/ WILLIAM SLATTERY
                                 ------------------------------

                                 THE BURRILL AGBIO CAPITAL FUND

                                 By: /s/ JOHN KIM
                                    ------------------------------
                                 Title: MANAGING DIRECTOR
                                       ---------------------------

                                 KPCB JAVA FUND

                                 By: KPCB VIII Associates

                                 By: /s/
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 KLEINER PERKINS CAUFIELD & BYERS VIII, L.P.

                                 By: KPCB VIII Associates

                                 By: /s/
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 KPCB VIII FOUNDERS FUND, L.P.

                                 By: /s/
                                    ------------------------------

                                 Title:
                                      ----------------------------

                                 KPCB LIFE SCIENCES ZAIBATSU
                                 FUND II

                                 By: KPCB VII Associates

                                 By: /s/
                                    ------------------------------

                                 Title:
                                       ---------------------------

                                    EXHIBIT A
                                    ---------
                                LIST OF INVESTORS

Amerindo Technology Growth Fund II, Inc.
c/o Amerindo Investment Company
399 Park Avenue, 22nd Floor
New York City, NY 10022
Attn:  David Manizer

BB Bio Ventures LP
c/o MPM Capital Advisors LLC
One Cambridge Center
Cambridge, MA 02142
Attn:  Todd Foley

Boston Millennia Partners Limited Partnership
30 Rowes Wharf
Boston, MA 02110
Attn:  Martin J. Hernon

Boston Millennia Associates I Partnership
30 Rowes Wharf
Boston, MA 02110
Attn:  Martin J. Hemon

Michael Burbank
442 Oxford Way
Santa Cruz, CA 95060

The Burrill Agbio Capital Fund
c/o Burill & Company
120 Montgomery Street, Suite 1370
San Francisco, CA 94104
Attn:  John Kim

The Geiger Family Revocable Trust
Hixon/West
100 East Corson Street
4th Floor, Suite B
Pasadena, CA 91103-3840

Attn:  Gene Murray

Green Line Health Sciences Fund, Inc.
c/o T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202
Attn:  Bonnie Maher

The Health Care and Biotechnology Venture Fund
100 International Boulevard
Etobicoke Ontario Canada M9W 6J6
Attn:  Gregory D. Gubitz

Institutional Venture Partners VII
3000 Sand Hill Road, Bldg. 2, Suite 290
Menlo Park, CA 94025
Attn:  Samuel D. Colella

Institutional Venture Management VII
3000 Sand Hill Road, Bldg. 2, Suite 290
Menlo Park, CA 94025
Attn:  Samuel D. Colella

Invesco Global Health Sciences Fund
7800 E Union Avenue, Suite 1100
Denver, CO 80237
Attn:  Joan McMullen and John Schoerer

IVP Founders Fund I
3000 Sand Hill Road, Bldg. 2, Suite 290
Menlo Park, CA 94025
Attn:  Samuel D. Colella

KPCB Java Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025
Attn:  Brook Byers

KPCB Life Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025
Attn:  Brook Byers

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025
Attn:  Brook Byers

Kleiner Perkins Caufield & Byers VIII, IL.P.
2750 Sand Hill Road
Menlo Park, CA 94025
Attn:  Brook Byers

Lone Balsam, L.P.
c/o Lone Pine Capital
2 Greenwich Plaza
Greenwich, CT 06830
Attn:  Kerry Tyler

Lone Cypress Limited
c/o Lone Pine Capital
2 Greenwich Plaza
Greenwich, CT 06830
Attn:  Kerry Tyler

Lone Sequoia, L.P.
c/o Lone Pine Capital
2 Greenwich Plan
Greenwich, CT 06830
Attn:  Kerry Tyler

Lone Spruce, L.P.
c/o Lone Pine Capital
2 Greenwich Plan
Greenwich, CT 06830
Attn:  Kerry Tyler

David Mainzer
c/o Amerindo Investment Company
399 Park Avenue, 22nd Floor
New York City, NY 10022

Mayfield VIII, L.P.
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025
Attn:  A. Grant Heidrich, III

Mayfield Associates Fund III, L.P.
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025
Attn:  A. Grant Heidrich, III

MDS LIfe Sciences Technology Fund Limited Partnership
100 International Boulevard
Etobicoke Ontario Canada M9W 6J6
Attn:  Gregory D. Gubitz

MDS Life Sciences Technology Fund USA, L.P.
100 International Boulevard
Etobicoke Ontario Canada M9W 6J6
Attn:  Gregory D. Gubitz

MDS Life Sciences Technology Barbados Investment Trust
Ernst & Young Trust Corporation
P.O. Box 261, Bush Hill, Bay Street
Bridgetown, Barbados, W.I.
Attn:  Penny Ettinger

Merlin BioMed, L.P.
230 Park Avenue, Suite 928
New York, NY 10169
Attn:  Maureen McEnroe

Merlin BioMed II, L.P.
230 Park Avenue, Suite 928
New York, NY 10169
Attn:  Maureen McEnroe

Merlin BioMed INT'L, LTD
230 Park Avenue, Suite 928
New York, NY 10169
Attn: Maureen McEnroe

PHARMA W/HEALTH
c/o Merlin BioMed
230 Park Avenue, Suite 928
New York, NY 10169
Attn:  Maureen McEnroe

TAIB Funds, LTD
c/o Merlin BioMed
230 Park Avenue, Suite 928
New York, NY 10169
Attn:  Maureen McEnroe

Mitsui & Co. (U.S.A.)
200 Park Avenue, 36th Floor
New York, NY 10166-0130
Attn:  Richard See

Moss Forest Venture
113 Eastpointe Circle
Madison, MS 39110
Attn:  Frank Montgomery

MPM Asset Management Investors 2000A LLC
c/o MPM Capital Advisors LLC
One Cambridge Center
Cambridge, MA 02142
Attn:  Todd Foley

MPM Bio Ventures Parallel Fund LP
c/o MPM Capital Advisors LLC
One Cambridge Center
Cambridge, MA 02142
Attn:  Todd Foley

Star Bay Partners, L.P.
44 Montgomery Street, Suite 2000
San Francisco, CA 94104
Attn:  Frank Brown

Southern Farm Bureau Casualty Insurance Company
1800 E. County Line Road
Ridgeland, MS 39157
Attn:  David Stipe

T. Rowe Price Bean Sciences Fund, Inc.
c/o T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202
Attn:  Bonnie Maher

T. Rowe Price New Horizons Fund, Inc.
c/o T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202
Attn:  Bonnie Maher

David Thomassen
6248 Buena Vista Avenue
Oakland, CA 94618

Ventro
1500 Plymouth Street
Mountain View, CA 94943
Attn:  Jerry Natoli